Exhibit 99.1

Annual Shareholders Meeting NYSE: IRC June 11, 2008

2 FORWARD-LOOKING STATEMENTS • These presentation materials contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." The Company intends that all such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please refer to the documents filed by the Company with the SEC, specifically the annual report on Form 10-K for the year ended December 31, 2007. Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

3 IRC SNAPSHOT PROFILE • Inception 1994; self-administered and self-managed 2000; listed on NYSE June 2004 • Targets Midwest primarily • 146 Neighborhood, Community, Power, Lifestyle centers and single-tenant properties1 • 14.1 million square feet of leasable space under management in 11 states1 • $1.7 billion in assets1 FOCUS & CORE STRENGTHS • Market strength. one of the largest shopping center REITs operating in Midwest2 • Diverse national and local tenants • Growth potential . JVs + direct acquisitions + releasing + redevelopment • Tenured team with dedicated real estate experience Source: Company filings. Data current as of 3/31/08 1. Includes four non-retail properties and retail properties in unconsolidated joint ventures, excluding development JVs; based on acquisition value. 2. Based on total of 121.5 million neighborhood, community and power center square feet in Chicago MSA as reported by REIS, Inc.

4 IRC RETAIL PORTFOLIO Maintain Core Market Strength; Enhance Retail Platform Chicago MSA 92 8.9 65% Minneapolis MSA 25 2.3 17% Other 25 2.5 18% 142 13.7 100% # RETAIL TOTAL RETAIL % RETAIL PROPERTIES1 GLA (MM) PORTFOLIO Source: Company filings. Data current as of March 31, 2008. 1. Excludes non-retail properties; includes retail properties in unconsolidated joint ventures, excluding development JVs.

5 11% 52% 33% 4% PORTFOLIO GLA BY PROPERTY TYPE NATIONAL & LOCAL RETAILERS: % TOTAL S.F. IRC PLATFORM In-Demand Assets & Diversified Tenant Base • Portfolio space leased 70% to national retailers; 30% to local retailers • No single tenant comprises more than 6.15% of annual base rent Data current as of 3/31/08. Local Retailers: 30% Supervalu (Jewel/Cub Foods): 7% Roundy’s: 3% Dominick’s Finer Foods: 5% Other National Retailers: 41% TJX Companies: 3% Kmart: 3% PetSmart: 2% Kroger: 2% Office Depot: 2% Carmax: 1% Neighborhood/Community Power Lifestyle Single Tenant • Portfolio primarily comprised of necessity & value retail • 45% of portfolio grocery-anchored -- tend to fare well even in economic downturns Best Buy: 1%

6 STABLE LEASE ROLLOVER Solid Underlying Cash Flows • Top 10 Retail Tenants1: 24% of total base rents • No more than 10.9% of annual base rent scheduled to roll in the next 8 years LEASE ROLLOVER AS A % OF CONTRACTUAL RENT2 1. Top 10 based on annual base rent of total portfolio (consolidated and unconsolidated) 2. Source: Company filings as of March 31, 2008 LEASE ROLLOVER AS A % OF CONTRACTUAL RENT2 5.4% 9.9% 8.6% 9.9% 10.9% 9.1% 6.9% 5.7% 4.1% 29.6% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017+

7 RENTAL RATE GROWTH Maximizing Releasing & Retenanting Opportunities • Gains achieved via releasing and retenanting of existing vacant space at market rents • Historical tenant retention rates over 80% • Since 2005 have committed ~$32.6M for asset repositioning -- projected ROI of 13.6% RENT RELEASING & RETENANTING 20.0% Increase 30.3% Increase 2007 1Q08 9.7% Increase 33.2% Increase Expiring Base Rent New Base Rent (PSF) INCREASES: $13.13 $15.02 $15.75 $19.57 Renewals New Leases $9.98 $13.45 $10.95 $17.91 Renewals New Leases

8 2007 35.3% $ 1.5M Repositioning NYSTRS JV Tower Records, Schaumburg, IL Completed Asset Improvement Initiatives $12.7M $ 5.3M $ 0.6M $ 2.7M $ 1.5M $ 1.1M Cost Direct Direct NYSTRS JV Direct Direct Ownership TOTAL: 2005 17.2% Repositioning Maple Park Place, Bolingbrook, IL 2005 63.0% Repositioning Party City, Oakbrook Terrace, IL 2006 9.7% GLA Expansion Greentree Center, Caledonia, WI 2006 13.0% GLA Expansion Mankato Heights, Mankato, MN 2007 15.3% Outlot Addition Burnsville Crossing Outlot, Burnsville, MN Year Completed ROI Value-Add Initiative Property GROWTH FROM EXISTING PORTFOLIO Asset Improvement Initiatives .Income Growth + Value Enhancement Before: Tower Records After: REI

9 2008 10.8% $10.8M Repositioning Direct Park Avenue Centre, Highland Park, IL In Process Asset Improvement Initiatives $20.8M $ 2.3M $ 2.5M $ 3.1M $ 0.9M $ 1.2M Cost Direct Direct Direct NYSTRS JV NYSTRS JV Ownership TOTAL: 2010 13.6% Outlot Addition Plymouth Collection Outlots, Plymouth, MN 2010 13.0% Outlot Addition Edinburgh Festival Outlots, Brooklyn Park, MN 2009 10.2% Repositioning & Outlot Addition Salem Square, Countryside, IL 2008 15.9% GLA Expansion Mapleview Plaza, Grayslake, IL 2008 21.0% Outlot Addition Regal Showplace Outlots, Crystal Lake, IL Est. Completion ROI Value-Add Initiative Property GROWTH FROM EXISTING PORTFOLIO Asset Improvement Initiatives .Income Growth + Value Enhancement Regal Showplace Outlots Park Avenue Centre

10 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset Based, Asset Management and Development JV Strategies Retail Focus .IRC Knowledge Value-enhancing High Quality Partners .‘Union of Expertise’ Long-term Asset Management Role

11 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset-Based Joint Venture New York State Teachers’ Retirement System (NYSTRS) JV: • Formed 2004 to acquire up to $400M in Midwest retail assets • Increase income via fees: property management, leasing, acquisition services – Approximately $2.0M of fee income earned annually • $320M invested in Midwest retail to date Orland Park Place Orland Park, IL

12 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset Management Joint Venture Inland Real Estate Exchange Corporation (IREX): • Venture formed 9/06 to explore growth potential of 1031 Exchange business • “Union of Expertise” – IRC provides acquisition / asset management expertise to premiere 1031 Exchange sponsor – IREX provides syndication expertise and access to large broker / dealer network • IRC earns fee income; takes long-term asset management role • Achieved 150% of 2007 IREX acquisitions goal of $100 million worth of assets Honey Creek Commons Greenfield Commons Delavan Crossing

13 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Development Joint Ventures Inland Venture Corporation / Expanded Taxable REIT Subsidiary: • IRC and successful established developers form a “union of expertise” • IRC gains benefits of multiple development talent pools • Opportunity to expand portfolio -- add completed assets at pre-negotiated market discount or sell them for a profit • 7 development projects comprising 2.7 million square feet of retail space; estimated total development cost $371.4M Savannah Crossing North Aurora Town Centre North Aurora Town Centre

14 FFO/Share 1Q08 $0.35 Shares Outstanding 65.9MM FFO/Share 1Q07 $0.37 Debt2 $1.1B FFO/Share 2008E $1.46 - $1.49 Equity Capitalization $1.0B FFO/Share 2007 $1.43 Total Capitalization $2.1B Annual Dividend $0.98/share Debt/Total Capitalization 51.8% Dividend Yield 6.4% @ $15.33/share1 EBITDA/Interest Expense 2.7x IRC FINANCIAL SNAPSHOT SUMMARY STATISTICS Source: Company filings. All data, except per share and dividend yield as of March 31, 2008. 1. Closing stock price 6/6/08. 2. Includes proportionate share of unconsolidated joint venture debt.

15 FINANCIAL HIGHLIGHTS In thousands, except per share data 2007 2006 2005 2004 2003 Total assets 1,321,319 $ 1,269,161 1,188,999 1,207,092 1,280,656 Total revenues 189,359 $ 178,235 180,207 188,417 172,328 Net income available to common stockholders 43,816 45,184 47,255 49,374 41,866 Gain on sale of investment properties, net minority interest (2,506) (6,242) (1,152) (4,541) (1,315) Equity in depreciation of unconsolidated ventures 10,129 9,398 4,261 96 172 Amortization on in-place lease intangibles 3,180 2,925 2,826 1,816 662 Amortization on leasing commissions 799 766 700 870 525 Depreciation, net of minority interest 38,253 37,132 35,621 35,323 33,568 Funds from operations 93,671 $ 89,163 89,511 82,938 75,478 Net income per common share 0.67 $ 0.67 0.70 0.74 0.64 Funds from operations per common share 1.43 $ 1.33 1.33 1.25 1.16 Distributions declared 63,824 $ 64,491 64,212 62,618 61,166 Distributions per common share 0.98 $ 0.96 0.95 0.94 0.94 Payout ratio 68% 72% 72% 76% 81% Weighted average common stock shares outstanding, diluted 65,346 67,223 67,298 66,504 65,068

16 TOTAL RETURN PERFORMANCE Trailing 12 months1 YTD 20082 Inland Real Estate Corporation -7.47% +11.48% Company Peer Group3 -17.22% +3.97% MSCI US REIT Index -12.68% +6.49% FTSE NAREIT All REIT Index -14.49% +3.80% 1. 6/1/07 - 5//30/08 2. 1/2/08 - 6/6/08 3. Peer group includes CDR, DDR, EQY, FRT, KIM, KRG, RPT, REG, WRI

17 IRC TODAY Retail Focus Midwest Market Concentration Solid Performance & Core Operations Growth Potential . Joint Ventures + Redevelopment + Leasing / Releasing Tenured Team